UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2016

Oppenheimer Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12043	98-0080034
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 668-8000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On March 22, 2016, Oppenheimer Holdings Inc. (the “Company”) reported that its Board of Directors has authorized management to evaluate the potential disposition of one or more of the corporate assets of its commercial mortgage banking business segment which operates as Oppenheimer Multifamily Housing & Healthcare Finance, Inc. ("OMHHF").  There can be no assurance that any such sale or sales, which will be subject to Board approval, will be consummated. OMHHF, a business viewed as non-core to the Company’s securities business, is engaged in originating and servicing Federal Housing Administration ("FHA")-insured multifamily and healthcare facility loans and securitizing these loans into Government National Mortgage Association (“Ginnie Mae”) mortgage backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oppenheimer Holdings Inc.

Date: March 22, 2016	By: /s/ Jeffrey J. Alfano
Name: Jeffrey J. Alfano
Title: Chief Financial Officer
(Duly Authorized Officer)